UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

_________________

Date of Report (Date of earliest event reported): September 14, 2004

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

P.O. Box 30464SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman, Cayman Islands
(Address of principal executive offices)

         Registrant’s telephone number, including area code: (345) 946-5203

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 7.01. Regulation FD Disclosure

Garmin Ltd. today announced that the company will be meeting with financial analysts and interested institutional investors on September 15, 2004. The meeting will include a formal one-hour presentation and a question-and-answer session with Garmin executives — all of which will be webcast the day of the event and archived on Garmin’s website until October 15, 2004.

Following the presentation and question-and-answer session, attendees will tour the facilities of Garmin’s U.S. subsidiary in Olathe, Kansas, a suburb of Kansas City, and participate in a demonstration of the company’s latest aviation and consumer products.

The presentation is being made at the Garmin International, Inc. facilities in Olathe, Kansas:

What:   Garmin Ltd. Analysts Day Presentation

When:  Wednesday, September 15, 2004
              11:30 AM Eastern Time

Where:   http://www.garmin.com/aboutGarmin/invRelations/irCalendar.html

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.
Date: September 14, 2004	/s/ Andrew R. Etkind ---------------------------------------------------- Andrew R. Etkind General Counsel and Secretary